ADMINISTRATION AGREEMENT

among

COLLEGE LOAN CORPORATION TRUST II,
as Issuer

WILMINGTON TRUST COMPANY,
as Delaware Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Indenture Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Eligible Lender Trustee and

COLLEGE LOAN CORPORATION,
as Issuer Administrator

Dated as of March 1, 2007

          This ADMINISTRATION AGREEMENT dated as of March 1, 2007 (as amended from time to time, the “Agreement”), is among COLLEGE LOAN CORPORATION TRUST II, a Delaware statutory trust (the “Issuer”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee (the “Delaware Trustee”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (in such capacity, the “Indenture Trustee”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Eligible Lender Trustee (in such capacity, the “Eligible Lender Trustee”) and COLLEGE LOAN CORPORATION, a California corporation, as Issuer Administrator (the “Issuer Administrator”).

W  I  T  N  E  S  S  E  T  H:

          WHEREAS, the Issuer is issuing and in the future may issue its (a) Student Loan Asset-Backed Notes (the “Notes”) pursuant to an Indenture of Trust, dated as of March 1, 2007, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the “Indenture”), and (b) its Trust Certificates pursuant to an Amended and Restated Trust Agreement dated as of March 1, 2007 (the “Trust Agreement”), between the Delaware Trustee and College Loan LLC, as depositor (together with its successors in interest, the “Owner” or “Depositor”); and

          WHEREAS, pursuant to an Eligible Lender Trust Agreement, dated as of March 1, 2007 (the “Eligible Lender Trust Agreement”), between the Issuer and the Eligible Lender Trustee, the Eligible Lender Trustee shall hold legal title to FFELP Loans acquired or originated by the Issuer as beneficial owner; and

          WHEREAS, pursuant to the Indenture, the Issuer and the Eligible Lender Trustee are assigning their respective interests in the Financed Student Loans and other collateral (the “Collateral”) to the Indenture Trustee; and

          WHEREAS, the Issuer, the Eligible Lender Trustee and the Delaware Trustee desire to have the Issuer Administrator perform certain of the duties of the Issuer and the Delaware Trustee referred to in the Basic Documents (as such term is defined in the Trust Agreement) and any other documents signed by the Delaware Trustee or the Eligible Lender Trustee on behalf of the Issuer (collectively, with the Basic Documents, the “Trust Related Agreements”) and to provide such additional services consistent with the terms of this Agreement and the Trust Related Agreements as the Issuer and the Delaware Trustee may from time to time request; and

          WHEREAS, the Issuer Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Delaware Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents.

                      (1)      Duties of the Issuer Administrator.

                     (a)      Duties with Respect to the Trust Related Agreements.

                                (i)      The Issuer Administrator agrees to perform all its duties as Issuer Administrator and the duties of the Issuer under the Trust Related Agreements. In addition, the Issuer Administrator shall consult with the Delaware Trustee regarding the duties of the Issuer and the Delaware Trustee under the Trust Related Agreements. The Issuer Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee and the Delaware Trustee when action is necessary to comply with the Issuer’s duties under the Trust Related Agreements. The Issuer Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, and shall execute any Trust Related Agreements on behalf of the Issuer. In furtherance of the foregoing, the Issuer Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Trust Related Agreements, including, without limitation, such of the foregoing as are required with respect to the following matters under the Trust Related Agreements:

(A) directing the Indenture Trustee by Issuer Order to deposit moneys with Paying Agents, if any, other than the Indenture Trustee;

(B) preparing and delivering notice to the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee;

(C) preparing an Issuer Order and obtaining an opinion of counsel, if necessary, for the release of property of the Trust Estate;

(D) preparing Issuer Certificates and obtaining opinions of counsel with respect to the execution of amendments to the Trust Related Agreements and the delivering to the Noteholders, the Rating Agencies and any other parties to whom notice is required to be sent, any notices with respect to such amendments;

(E) paying all expenses in connection with the issuance of the Notes;

(F) prepaying or accelerating the Notes and preparing and delivering the related notice to the Indenture Trustee;

(G) taking all actions on behalf of the Issuer necessary under any Guarantee Agreement;

(H) responding to inquiries and requests made by borrowers, educational institutions, Guarantee Agencies, the Indenture Trustee and other parties with respect to the Financed Student Loans and to requests by independent auditors for information concerning the Issuer’s financial affairs;

(I) maintaining financial records concerning the Financed Student Loans and, if furnished adequate information with respect to financial affairs not related to the Financed Student Loans, preparing and maintaining a general ledger and financial statements for the Issuer;

(J) providing instructions to the Issuer and the Eligible Lender Trustee with respect to the administration of the Financed Student Loans;

(K) furnishing to the Issuer, the Indenture Trustee or the Eligible Lender Trustee copies of reports received with respect to the Financed Student Loans, and preparing such additional reports with respect to the Financed Student Loans, as the Issuer or the Eligible Lender Trustee may reasonably request from time to time;

(L) preparing, or causing to be prepared, and furnishing to the Issuer annual operating budgets, quarterly statistical reports and cash flow projections as required under the Indenture;

(M) performing such other services with respect to administration of the Financed Student Loans as the Issuer or the Eligible Lender Trustee may reasonably request;

(N) completing and filing all tax returns and tax filings as required pursuant to Section 5.04 of the Trust Agreement;

(O) informing the Delaware Trustee if any withholding is required pursuant to Section 5.01 of the Trust Agreement; and

(P) handling all accounting matters pursuant to Section 5.04 of the Trust Agreement.

                                (ii)      the Issuer Administrator will:

(A) indemnify the Indenture Trustee and the Eligible Lender Trustee for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees and expenses, incurred without willful misconduct, negligence, or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Issuer Administrator in the performance of the Issuer Administrator’s duties contemplated by this Agreement; and

(B) indemnify the Issuer and the Delaware Trustee for, and hold them harmless against, any losses, liability, claim, action, suit, cost or expense, of any kind or nature whatsoever, including reasonable attorneys fees and expenses, incurred without gross negligence, willful misconduct or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Issuer Administrator in the performance of the Issuer Administrator’s duties contemplated by this Agreement;

provided, however, that the Issuer Administrator shall not be required to indemnify the Indenture Trustee, the Issuer or the Delaware Trustee pursuant to Section 1(a)(ii)(A) or (B) so long as the Issuer Administrator has acted pursuant to the instructions of the Delaware Trustee or the Owner in accordance with Subsection (c) hereof.

                     (b)      Additional Duties. (i) In addition to the duties of the Issuer Administrator set forth above, the Issuer Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Delaware Trustee on behalf of the Issuer under the Trust Agreement.

                                (ii)      In furtherance of the foregoing, the Issuer shall execute and deliver to the Issuer Administrator and to each successor issuer administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Issuer Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Issuer and the Delaware Trustee, the Issuer Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Trust Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Delaware Trustee and are reasonably within the capability of the Issuer Administrator. The Issuer Administrator agrees to perform such obligations and deliver such notices as are specified as to be performed or delivered by the Issuer Administrator under the Trust Related Agreements.

                                (iii)      In carrying out the foregoing duties or any of its other obligations under this Agreement, the Issuer Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Delaware Trustee and shall be, in the Issuer Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                                (iv)      In carrying out any of its obligations under this Agreement, the Issuer Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them.

                     (c)      Non-Ministerial Matters.

                                (i)      With respect to matters that in the reasonable judgment of the Issuer Administrator are non-ministerial, the Issuer Administrator shall not be under any obligation to take any action, and in any event shall not take any action, unless the Issuer Administrator shall have received written instructions from the Delaware Trustee or the Owner. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the amendment of or any supplement to the Trust Related Agreements;

(B) the initiation of any action, claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer, except for actions, claims or lawsuits initiated in the ordinary course of business by the Issuer or its agents or nominees for the collection of amounts owed in respect of Financed Student Loans;

(C) the appointment of successor Issuer Administrators and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Issuer Administrator or Indenture Trustee of its obligations under the Indenture;

(D) the removal of the Indenture Trustee; and

(E) the amendment, change or modification of this Agreement or any Trust Related Agreement, except for amendments, changes or modifications that do not either (A) reduce in any manner the amount of, or delay the timing of, or collections of payments with respect to the Financed Student Loans or (B) materially reduce the underwriting standards with respect to the Financed Student Loans.

                                (ii)      Notwithstanding anything to the contrary in this Agreement, the Issuer Administrator shall not be obligated to, and shall not (x) make any payments to the Noteholders under the Trust Related Agreements, (y) sell the Trust Estate pursuant to the Indenture or (z) take any action that the Issuer directs the Issuer Administrator not to take on its behalf.

                      2.     Records. The Issuer Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Noteholders, the Eligible Lender Trustee, the Delaware Trustee and the Owner at any time during normal business hours.

                      3.      Compensation. As compensation for the performance of the Issuer Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Issuer Administrator shall be entitled to the Administration Fee payable as set forth in the Indenture. The payment of the foregoing fee shall be solely an obligation of the Issuer, payable out of the Trust Estate.

                      4.      Additional Information to be Furnished. The Issuer Administrator shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Trust Estate as the Issuer or the Indenture Trustee shall reasonably request.

                      5.      Independence of the Issuer Administrator. For all purposes of this Agreement, the Issuer Administrator shall be an independent contractor and, notwithstanding its affiliation with the Issuer, shall not be subject to the supervision of the Issuer, the Eligible Lender Trustee or the Delaware Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Eligible Lender Trustee or the Delaware Trustee, the Issuer Administrator shall have no authority to act for or represent the Issuer, the Eligible Lender Trustee or the Delaware Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee.

                      6.      No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Issuer Administrator and either of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Owner as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                      7.      Other Activities of the Issuer Administrator. Nothing herein shall prevent the Issuer Administrator or its affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an Issuer Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee.

                      8.      Term of Agreement; Resignation and Removal of Issuer Administrator.

                      (a)      This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

                      (b)      Subject to Section 8(e) of this Agreement, the Issuer Administrator may resign its duties hereunder by providing the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Owner and the Indenture Trustee with at least 60 days’ prior written notice.

                      (c)      Subject to Section 8(e) of this Agreement, the Issuer may remove the Issuer Administrator without cause by providing the Issuer Administrator with at least 60 days’ prior written notice.

                      (d)      Subject to Section 8(e) of this Agreement, at the sole option of the Issuer, the Issuer Administrator may be removed immediately upon written notice of termination from the Issuer to the Issuer Administrator if any of the following events shall occur:

                                (i)      the Issuer Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                                (ii)      a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Issuer Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                                (iii)      the Issuer Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Issuer Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Issuer Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer, the Delaware Trustee, the Eligible Lender Trustee, the Noteholders and the Indenture Trustee within seven days after the happening of such event. The Issuer Administrator agrees that it will not commence or consent to the events specified in clause (iii) without the prior written consent of the Issuer, the Eligible Lender Trustee and the Delaware Trustee for so long as any Note is outstanding.

                      (e)      No resignation or removal of the Issuer Administrator pursuant to this Section shall be effective until (i) a successor Issuer Administrator shall have been appointed by the Issuer (with the consent of the Delaware Trustee and the Eligible Lender Trustee) and (ii) such successor Issuer Administrator shall have a net worth of at least $5,000,000 and shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Issuer Administrator is bound hereunder.

                      (f)      The appointment of any successor Issuer Administrator shall be effective only if each Rating Agency shall have been given 10 days’ prior notice of such proposed appointment, and the Rating Agency Confirmation shall have been satisfied with respect to such appointment.

                      9.      Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) of this Agreement or the resignation or removal of the Issuer Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Issuer Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Issuer Administrator shall forthwith upon such termination pursuant to Section 8(a) of this Agreement deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Issuer Administrator. In the event of the resignation or removal of the Issuer Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Issuer Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Issuer Administrator.

                      10.      Reports. The Issuer and Issuer Administrator acknowledge and agree that the purpose of this Section 10 is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Securities and Exchange Commission. Neither the Issuer nor the Issuer Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act of 1933, as amended, the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder. The Issuer Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Issuer Administrator shall cooperate fully with the Issuer, to deliver to the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer to permit the Issuer to comply with the provisions of Regulation AB.

          The Issuer (including any of its assignees or designees) shall cooperate with the Issuer Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB.

          If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act, the Issuer Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Issuer Administrator and (ii) provide to the Issuer a description of such proceedings, affiliations or relationships.

          As a condition to the succession to the Issuer Administrator by any person (i) into which the Issuer Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Issuer Administrator, the Issuer Administrator shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer all information reasonably requested by the Issuer in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

          In addition to such information as the Issuer Administrator is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Issuer Administrator shall provide such information regarding the performance or servicing of the Financed Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

          On or before March 31 of each calendar year, commencing in 2008, the Issuer Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Issuer Administrator, to the effect that (i) a review of the Issuer Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Issuer Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          On or before March 31 of each calendar year, commencing in 2008, the Issuer Administrator shall:

                                (i)      deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Issuer Administrator’s assessment of compliance with the Servicing Criteria (as defined on Exhibit B hereto) during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Issuer Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B attached to this Agreement; and

                                (ii)      deliver to the Issuer a report of a registered public accounting firm, that attests to, and reports on, the assessment of compliance made by the Issuer Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

          The items set forth in clauses (i) and (ii) above will not be required unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

                     11.      Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a)	If to the Issuer, to:

College Loan Corporation Trust II c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration

(b)	If to the Issuer Administrator, to:

College Loan Corporation 16855 West Bernardo Drive, Suite 100 San Diego, CA 92127 Attention: Cary Katz

(c)	If to the Indenture Trustee, to:

Deutsche Bank Trust Company Americas 60 Wall Street, 26th Floor New York, NY 10005 Attention: Louis Bodi

(d)	If to the Eligible Lender Trustee, to:

Deutsche Bank Trust Company Americas 60 Wall Street, 26th Floor New York, NY 10005 Attention: Louis Bodi

(e)	If to the Delaware Trustee, to:

Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

                      12.      Amendments. This Agreement may be amended from time to time by the parties hereto so long as the Rating Agency Confirmation has been satisfied with respect to such amendment.

                     13.      Successors and Assigns. This Agreement may not be assigned by the Issuer Administrator unless such assignment is previously consented to in writing by the Issuer, the Delaware Trustee, the Noteholders, the Eligible Lender Trustee and the Indenture Trustee, and unless each Rating Agency shall have been given 10 days’ prior notice of, and the Rating Agency Confirmation has been satisfied with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Issuer Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Issuer Administrator without the consent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Issuer Administrator; provided that such successor organization executes and delivers to the Issuer, the Eligible Lender Trustee, the Delaware Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Issuer Administrator is bound hereunder, and each Rating Agency shall have been given 10 days’ prior notice of, and the Rating Agency Confirmation shall have been satisfied with respect to, such assignment. Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

                     14.      GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                     15.      Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                      16.      Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

                      17.      Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                      18.      Limitation of Liability of Indenture Trustee, Eligible Lender Trustee and Delaware Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by each of Deutsche Bank Trust Company Americas and Wilmington Trust Company, not in its individual capacity but solely in its capacity as Indenture Trustee and Eligible Lender Trustee and Delaware Trustee, as applicable, and in no event shall Deutsche Bank Trust Company Americas or Wilmington Trust Company, in their individual capacities or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

                      19.      No Petition. The parties hereto will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under any Basic Document as such term is defined in the Indenture.

**********

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COLLEGE LOAN CORPORATION TRUST II

By:  Wilmington Trust Company, not in its individual
        capacity but solely as Delaware Trustee

By:  /s/ Robert J. Perkins
      Name  Robert J. Perkins
Title Sr. Financial Services Officer

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee By: /s/ Robert J. Perkins Name Robert J. Perkins Title Sr. Financial Services Officer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely as Eligible Lender Trustee

By:  /s/ Louis Bodi
      Name  Louis Bodi
      Title  Vice President

By:  /s/ Jenna Kaufman
      Name  Jenna Kaufman
Title Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely as Indenture Trustee

By:  /s/ Louis Bodi
      Name  Louis Bodi
      Title  Vice President

By:  /s/ Jenna Kaufman
      Name  Jenna Kaufman
Title Director

COLLEGE LOAN CORPORATION, as Issuer Administrator By: /s/ Cary Katz Name Cary Katz Title Chief Executive Officer

EXHIBIT A

POWER OF ATTORNEY

STATE OF	)
)
COUNTY OF	)

          KNOW ALL MEN BY THESE PRESENTS, that College Loan Corporation Trust II (the “Issuer”), does hereby make, constitute and appoint College Loan Corporation, as Issuer Administrator under the Administration Agreement dated as of March 1, 2007 (the “Administration Agreement”), among the Issuer, Wilmington Trust Company, as Delaware Trustee, Deutsche Bank Trust Company Americas, as Indenture Trustee, Deutsche Bank Trust Company Americas, as Eligible Lender Trustee and College Loan Corporation, as Issuer Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

          All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

          Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

          EXECUTED as of this 1st day of March 2007.

COLLEGE LOAN CORPORATION TRUST II By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee By:_______________________________ Name Title

EXHIBIT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Issuer Administrator shall address, at a minimum, the criteria identified below (the “Servicing Criteria”):

----------------------- ------------------------------------------------------------------------------ -------------------
      Reference                                           Criteria                                       Applicability
----------------------- ------------------------------------------------------------------------------ -------------------

                                              General Servicing Considerations
----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(1)(i)           Policies and procedures  are  instituted to monitor any  performance or other triggers and events of default in accordance with the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(1)(ii)          If any  material  servicing  activities  are  outsourced  to  third  parties,
                        policies  and   procedures  are  instituted  to  monitor  the  third  party's performance and compliance with such servicing activities.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(1)(iii)         Any  requirements in the Basic  Documents to maintain a back-up  servicer for the trust student loans are maintained.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(1)(iv)          A fidelity  bond and errors  and  omissions  policy is in effect on the party participating  in the servicing  function  throughout the reporting period in the amount of  coverage  required by and  otherwise  in  accordance  with the terms of the transaction agreements.

----------------------- ------------------------------------------------------------------------------ -------------------

                                             Cash Collection and Administration

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(i)           Payments on trust student loans are deposited into the appropriate  custodial bank  accounts and related bank  clearing  accounts no more than two business days following  receipt,  or such other number of days specified in the Basic
                        Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(ii)          Disbursements  made  via wire  transfer  on  behalf  of an  obligor  or to an investor are made only by authorized personnel.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(iii)         Advances  of  funds  or  guarantees  regarding  collections,  cash  flows  or distributions,  and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(iv)          The related  accounts for the  transaction,  such as cash reserve accounts or accounts  established  as a form  of  overcollateralization,  are  separately maintained  (e.g.,  with respect to  commingling of cash) as set forth in the
                        Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(v)           Each  custodial  account is  maintained  at a  federally  insured  depository institution  as set  forth  in the  Basic  Documents.  For  purposes  of this criterion,  "federally  insured  depository  institution"  with  respect to a foreign  financial  institution  means a foreign  financial  institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent unauthorized access.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(2)(vii)         Reconciliations  are  prepared  on  a  monthly  basis  for  all  asset-backed securities  related bank accounts,  including  custodial accounts and related
                        bank  clearing  accounts.   These   reconciliations  are  (A)  mathematically
                        accurate;  (B)  prepared  within 30  calendar  days after the bank  statement cutoff date, or such other number of days  specified in the Basic  Documents;
                        (C) reviewed  and approved by someone  other than the person who prepared the reconciliation;  and (D) contain  explanations for reconciling  items.  These reconciling  items are  resolved  within 90 calendar  days of their  original identification,  or  such  other  number  of  days  specified  in  the  Basic
                        Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

                                             Investor Remittances and Reporting

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(3)(i)           Reports to investors,  including those to be filed with the  Commission,  are maintained in accordance with the Basic  Documents and applicable  Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes  and other  terms set forth in the Basic  Documents;  (B)  provide information  calculated in accordance  with the terms  specified in the Basic
                        Documents;  (C) are filed with the  Commission  as  required by its rules and regulations;  and (D) agree with  investors' or the  trustee's  records as to the total unpaid  principal  balance and number of student loans  serviced by the Servicer.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(3)(ii)          Amounts due to  investors  are  allocated  and  remitted in  accordance  with timeframes,  distribution  priority  and  other  terms set forth in the Basic
                        Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(3)(iii)         Disbursements  made to an investor are posted within two business days to the
                        Servicer's  investor  records,  or such other number of days specified in the
                        Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(3)(iv)          Amounts  remitted to investors per the investor  reports agree with cancelled checks, or other form of payment, or custodial bank statements.

----------------------- ------------------------------------------------------------------------------ -------------------

                                                  Pool Asset Administration

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(i)           Collateral  or security  on student  loans is  maintained  as required by the
                        Basic Documents or related student loan documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(ii)          Student loan and related  documents are  safeguarded as required by the Basic
                        Documents

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(iii)         Any  additions,  removals  or  substitutions  to the  asset  pool  are  made, reviewed and approved in accordance  with any conditions or  requirements  in the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(iv)          Payments on student  loans,  including any payoffs,  made in accordance  with the related  student  loan  documents  are posted to the  Servicer's  obligor records  maintained  no more than two business  days after  receipt,  or such other  number of days  specified  in the Basic  Documents,  and  allocated to principal,  interest or other items  (e.g.,  escrow) in  accordance  with the related student loan documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(v)           The Servicer's  records regarding the student loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(vi)          Changes  with respect to the terms or status of an  obligor's  student  loans
                        (e.g.,  loan  modifications or re-agings) are made,  reviewed and approved by authorized  personnel in accordance with the Basic Documents and related pool asset documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g.,  forbearance plans,  modifications and  deeds  in  lieu  of  foreclosure,  foreclosures  and  repossessions,  as applicable)  are  initiated,  conducted and concluded in accordance  with the timeframes or other requirements established by the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(viii)        Records  documenting  collection  efforts are maintained  during the period a student loan is  delinquent  in  accordance  with the Basic  Documents.  Such records are  maintained  on at least a monthly  basis,  or such other  period specified in the Basic  Documents,  and describe the entity's  activities  in monitoring  delinquent  student loans  including,  for example,  phone calls, letters and payment  rescheduling  plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(ix)          Adjustments  to  interest  rates or rates of return  for  student  loans with variable rates are computed based on the related student loan documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(x)           Regarding any funds held in trust for an obligor  (such as escrow  accounts):
                        (A) such funds are analyzed,  in accordance  with the obligor's  student loan documents,  on at least an annual  basis,  or such other period  specified in the Basic  Documents;  (B) interest on such funds is paid,  or  credited,  to obligors in  accordance  with  applicable  student loan  documents  and state laws;  and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related  student loans, or such other number of days specified in the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(xi)          Payments  made on behalf of an obligor  (such as tax or  insurance  payments)
                        are made on or before the related  penalty or expiration  dates, as indicated
                        on the  appropriate  bills or notices for such  payments,  provided that such support has been  received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(xii)         Any late  payment  penalties  in  connection  with any  payment to be made on behalf of an obligor  are paid from the  servicer's  funds and not charged to the  obligor,  unless  the late  payment  was due to the  obligor's  error or omission.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(xiii)        Disbursements  made on behalf of an obligor  are posted  within two  business days to the  obligor's  records  maintained  by the  servicer,  or such other number of days specified in the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(xiv)         Delinquencies,  charge-offs  and  uncollectible  accounts are  recognized and recorded in accordance with the Basic Documents.

----------------------- ------------------------------------------------------------------------------ -------------------

1122(d)(4)(xv)          Any external  enhancement  or other  support,  identified in Item  1114(a)(1)
                        through (3) or Item 1115 of Regulation  AB, is maintained as set forth in the
                        Basic Documents.
----------------------- ------------------------------------------------------------------------------ -------------------
COLLEGE LOAN CORPORATION, as Issuer Administrator By:_______________________________ Name Title Date: ________________________